UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 16, 2009

BIOSPECIFICS TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-19879	11-3054851
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
Of Incorporation)		Identification No.)

35 Wilbur Street
Lynbrook, NY 11563
(Address of Principal Executive Office) (Zip Code)

516.593.7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

INTRODUCTORY COMMENT

Throughout this Current Report on Form 8-K, the terms "we," "us," "our" and "Company" refer to BioSpecifics Technologies Corp.

ITEM 8.01        OTHER EVENTS

On December 16, 2009, the Company announced top-line efficacy and safety results from a Phase 2b clinical trial of XIAFLEX™ for the treatment of Peyronie's disease conducted by the Company's partner, Auxilium Pharmaceuticals, Inc.

A press release regarding the announcement is attached hereto as Exhibit 99.1.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Press release dated December 16, 2009

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2009	BIOSPECIFICS TECHNOLOGIES CORP.
——————————————————
(Registrant)

/s/ Thomas L. Wegman
——————————————————
Thomas L. Wegman
President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 16, 2009